                          [LOGO]   DOLBY

                                   DOLBY LABORATORIES INC
                                   DOLBY LABORATORIES LICENSING CORPORATION
                                   Signal Processing and Noise Reduction Systems

                                   100 Potrero Avenue
                                   San Francisco, California 94103-4813
                                   Telephone 415-558-0200
September 18, 1997                 Facsimile 415-863-1373

                                                                   EXHIBIT 10.15
Mr. Gerry Kearby
Co-Founder & CEO
Liquid Audio
2421 Broadway
2d Floor
Redwood City, CA 94063

Mr. Kearby:

[*]

Accordingly:

Dolby agrees to:

1) Change the existing payment schedule in section 4.02 of the Digital Audio System License Agreement - Source Code, Trademark and Know-How License, dated May 3, 1996 (the "Agreement"):

              -------------------------------
               first quarter        [*]
              -------------------------------
               second quarter       [*]
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               third quarter        [*]
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               fourth quarter       [*]
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               fifth quarter        [*]
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               sixth quarter        [*]
              -------------------------------
               seventh quarter      [*]
              -------------------------------
               eight quarter        [*]
              -------------------------------

to the following payment schedule:

              -------------------------------
               first quarter        [*]
              -------------------------------
               second quarter       [*]
              -------------------------------
               third quarter        [*]
              -------------------------------
               fourth quarter       [*]
              -------------------------------
               fifth quarter        [*]
              -------------------------------
               sixth quarter        [*]
              -------------------------------
               seventh quarter      [*]
              -------------------------------
               eighth quarter       [*]
              -------------------------------
               ninth quarter        [*]
              -------------------------------
               tenth quarter        [*]
              -------------------------------
               eleventh quarter     [*]
              --------------------------------


                 Confidential Licensee / Licensor Communication

      * Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Mr. Gerry Kearby                                            September 18. 1997
Liquid Audio                                                            Page 2


2)   [*]

3) Provide LA's watermarking partners Solana and Aris access to AC-3 evaluation code and telephone assistance in implementing watermarking with the LA version of AC-3.

4) Extend the period of exclusivity in Section 2.01 of the Agreement by [*] with the requirement for additional minimum payments as follows:

                             --------------------------------
                              twelfth quarter       [*]
                             --------------------------------
                              thirteenth quarter    [*]
                             --------------------------------

5) Allow Intel to provide Intel source code for an MMX-optimized Dolby Digital decoder to LA. This decoder must be modified by LA as per item 1 in the "LA agrees to" section below. The LA modified MMX-optimized decoder must be tested and certified by Dolby before deployment.

In exchange for the above items, Liquid Audio agrees to:

[*]

2) Deploy the Modified Decoder, and to cease distribution of current AC-3 decoder, in the first release of version 2.0 and not later 30 NOV 97.

3) Ensure that Phil Wiser is available to interface with the appropriate technical staff at Dolby to ensure the Dolby Modified Decoder is deployed by the above date.

[*]

In our view, LA is well positioned to capitalize on the opportunities the internet provides for the distribution of pre-recorded audio. LA appears to have an excellent job of preparing and positioning its product, and we look forward to a long and fruitful partnership. A critical element to both our interests however, is our continuing ability to exclude third parties from offering for free the same goods and services our two companies offer for a price.

Time is of the essence. Our intent was to structure this package in a way that gives LA the ability to accept it immediately. Please indicate your assent to our proposal by signing below and returning this letter to us by fax.

Sincerely,                                    Agreed

                                              On behalf of Liquid Audio:

/s/ Ed Schummer                                  /s/ Gerry Kearby

/s/ Ed Schummer                                  Gerry Kearby
Dolby Laboratories Licensing Corp.               Date

      * Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.